Exhibit 32.1

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of 1RT Acquisition Corp. (the “Company”) for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Tapiero, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 27, 2026	By:	/s/ Daniel Tapiero
Daniel Tapiero
Chief Executive Officer and Chairman of the Board of Directors
(Principal Executive Officer)